SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       BARNWELL INDUSTRIES, INC.
-------------------------------------------------------------------------------
             (Name of registrant as specified in its charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     5)   Total fee paid:

          ----------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                            BARNWELL INDUSTRIES, INC.

                               -------------------

                    Notice of Annual Meeting of Stockholders

                               -------------------




To the Stockholders of BARNWELL INDUSTRIES, INC.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BARNWELL INDUSTRIES, INC., a Delaware corporation, will be held on March 6, 2000, at 9:30 a.m., Central Standard Time, at the Sheraton Shreveport Hotel, 1419 East 70th Street, Shreveport, Louisiana, for the purpose of considering and acting upon:

         (1) The election of a Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified; and

         (2) Any and all other business which may properly come before the meeting or any adjournment thereof.

      Only stockholders of record at the close of business on January 10, 2000, are entitled to notice of and to vote at this meeting or any adjournment thereof. The Company's Annual Report to Stockholders for the fiscal year ended September 30, 1999, which includes consolidated financial statements, is enclosed herewith.

      We will be pleased to have you attend the meeting. However, if you are unable to do so, please sign and return the enclosed Proxy in the enclosed addressed envelope.

                       By Order of the Board of Directors,

                          /s/ Alexander C. Kinzler
                              --------------------
                              ALEXANDER C. KINZLER
                                    Secretary

Dated:   January 20, 2000

                            BARNWELL INDUSTRIES, INC.

                                   SUITE 2900

                               1100 ALAKEA STREET

                             HONOLULU, HAWAII 96813

                                 PROXY STATEMENT

                     SOLICITATION AND REVOCATION OF PROXIES

      The following information is furnished in connection with the Annual Meeting of Stockholders of Barnwell Industries, Inc., a Delaware corporation (the "Company") to be held on March 6, 2000 at 9:30 a.m. Central Standard Time, at the Sheraton Shreveport Hotel, 1419 East 70th Street, Shreveport, Louisiana.

      The accompanying Proxy is solicited by the Board of Directors of the Company, and the Company will bear the cost of such solicitation. Solicitation of proxies will be primarily by mail. Proxies may also be solicited by regular employees of the Company by telephone at a nominal cost. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to the beneficial owners of Common Stock (as defined below) and will be reimbursed for their expenses. All properly executed proxies will be voted as instructed.

      Stockholders who execute proxies may revoke them by delivering subsequently dated proxies or by giving written notice of revocation to the Secretary of the Company at any time before such proxies are voted. No proxy will be voted if the stockholder attends the meeting and elects to vote in person.

      This Proxy Statement and the accompanying Form of Proxy are first being sent to stockholders on or about January 20, 2000.

                              VOTING AT THE MEETING

      Only stockholders of record at the close of business on January 10, 2000, (the "Record Date") will be entitled to vote at the annual meeting and any adjournment thereof. As of the Record Date, 1,316,952 shares of common stock, par value $0.50, of the Company (the "Common Stock") were issued and outstanding. Each share of Common Stock outstanding as of the Record Date is entitled to one vote on any proposal presented at the meeting. With respect to abstentions, the shares will be considered present at the meeting for a particular proposal, but since they are not affirmative votes for the proposal, they will have the same effect as a vote withheld on the election of directors or a vote against such other proposal, as the case may be. Brokers and nominees may be precluded from exercising their voting discretion with respect to certain matters to be acted upon and, thus, in the absence of specific instructions from the beneficial owner of the shares, will not be empowered to vote the shares on such matters and, therefore, will not be counted in determining the number of shares necessary for approval. Shares represented by such broker nonvotes will, however, be counted for purposes of determining whether there is a quorum.

                              ELECTION OF DIRECTORS

      At the meeting all ten directors of the Company are proposed to be elected, each elected director to hold office until the next annual meeting and until his successor is elected and qualified. The persons named as proxies in the enclosed Proxy are executive officers of the Company and, unless contrary instructions are given, they will vote the shares represented by the Proxy for the election to the Board of Directors of the persons named below. The election of directors will require a plurality of the votes cast at the meeting. The Board of Directors has no reason to believe that any of the nominees for the office of Director will be unable to serve; however, in the event any of the nominees should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies will vote for other persons in place of such nominees.


                DIRECTORS AND NOMINEES TO THE BOARD OF DIRECTORS

      The following table sets forth as to the directors and nominees for election: (1) such person's name; (2) the year in which such person was first elected a director of the Company; (3) such person's age; (4) all positions and offices with the Company held by such person; (5) the business experience of such person during the past five years; and (6) certain other directorships, if any, held by such person.

                              Director              All other Present Positions with
         Name                 Since      Age      the Company and Principal Occupations
-----------------------       --------   ----- ------------------------------------------
Morton H. Kinzler             1956       74    Chairman  of  the  Board  of  the  Company
                                               since 1980,  President and Chief Executive
                                               Officer  since  1971.  Mr.  Kinzler is the
                                               father of Alexander C. Kinzler,  Executive
                                               Vice President,  Secretary and Director of
                                               the Company.

Alan D. Hunter                1977       62    Partner,   Gowling  Strathy  &  Henderson,
                                               Calgary,    Alberta    (attorneys)   since
                                               January 1,  2000;  Partner,  Code  Hunter,
                                               Calgary,   Alberta   (attorneys)  for  the
                                               prior 5 years.  Code  Hunter  merged  into
                                               Gowling  Strathy & Henderson on January 1,
                                               2000.

Erik Hazelhoff-Roelfzema      1977       82    Investor

William C. Warren             1980       89    Dean Emeritus,  Columbia University School
                                               of Law,  and private  practice of law, New
                                               York,   New   York;    Director,    C.S.S.
                                               Industries,   Inc.   (producer   of  paper
                                               products  and  forms);  Sterling  National
                                               Bank and Trust Co.; Sterling Bancorp;  and
                                               Guardian   Life   Insurance   Company   of
                                               America.

Daniel Jacobson               1981       71    Vice   Chairman  and   Director,   Siebert
                                               Financial     Corporation      (securities
                                               brokerage)  since  May 3,  1999;  Partner,
                                               Richard  A.  Eisner &  Company,  LLP,  New
                                               York,    New   York    (Accountants    and
                                               Consultants),  from June 1, 1994 to May 2,
                                               1999.

Martin Anderson               1985       76    Partner,   Goodsill   Anderson   Quinn   &
                                               Stifel,   Honolulu,   Hawaii  (attorneys);
                                               Trustee,  Hawaii Pacific  University;  and
                                               Director, Bishop Street Funds.

Glenn Yago, Ph. D.            1990       49    Director    of   Capital    Studies/Senior
                                               Economist,    Milken   Institute,    since
                                               August, 1996; Professor,  Baruch College -
                                               City   University  of  New  York  Graduate
                                               School   between   September,   1994   and
                                               September,   1996;   Director,    American
                                               Passage Media Corporation  (targeted media
                                               and    publishing)   and   Media   Passage
                                               Holdings, Inc. (diversified media).

Murray C. Gardner, Ph. D.     1996       67    Independent  consultant and investor since
                                               October  1,  1995;  Director,  Geothermex,
                                               Inc.    (geothermal     exploration    and
                                               development  services) and an  independent
                                               consultant  and investor  between  October
                                               1, 1994 and September 30, 1995.

Alexander C. Kinzler          1999       41    Executive  Vice  President  of the Company
                                               since  December 1997 and  Secretary  since
                                               1986.  Employed by the Company since 1984.

Terry Johnston                  -        58    Investor.  Mr.  Johnston is the  president
                                               of  the   managing   general   partner  of
                                               Cambridge   Hawaii   Limited   Partnership
                                               ("CHLP").  CHLP is a 49.9%  partner in the
                                               Company's  Kaupulehu   Developments  joint
                                               venture.

      The Board of Directors has a standing Compensation Committee, a standing Audit Committee, and a standing Executive Committee. It has no standing nominating committee. The members of the Compensation Committee are Mr. Warren, Chairman, and Messrs. Hunter, Jacobson, Anderson, Gardner and Morton Kinzler, with Mr. Morton Kinzler being a non-voting member. The Compensation Committee
(i) determines the annual compensation of the Company's senior officers; (ii) recommends, if appropriate, new employee benefit plans to the Board of Directors; (iii) administers all employee benefit plans and (iv) makes determinations in connection therewith as may be necessary or advisable. During the fiscal year ended September 30, 1999, the Compensation Committee held one meeting.

      The members of the Audit Committee are Mr. Jacobson, Chairman, and Messrs. Anderson, Yago, Gardner and Morton Kinzler, with Mr. Morton Kinzler being a non-voting member. The Audit Committee recommends the independent accountants appointed by the Board of Directors to audit the consolidated financial statements of the Company, and reviews with such accountants the scope of their audit and report thereon, including any questions and recommendations that may arise relating to such audit and report or the Company's internal accounting and auditing procedures. It also reviews periodically the performance of the Company's accounting and financial personnel. During the fiscal year ended September 30, 1999, the Audit Committee held one meeting.

      The members of the Executive Committee are Mr. Morton Kinzler, Chairman, and Messrs. Anderson, Hazelhoff-Roelfzema, and Warren. The Executive Committee is empowered to exercise all of the authority of the Board of Directors, except for certain items enumerated in the Company's By-Laws. During the fiscal year ended September 30, 1999, the Executive Committee held no meetings.

      The Board of Directors held two meetings during the fiscal year ended September 30, 1999. All directors attended all meetings of the Board of Directors and of the Committees of the Board on which each of them served.

                        EXECUTIVE OFFICERS OF THE COMPANY

      The following table sets forth the names and ages of all executive officers of the Company, their positions and offices with the Company and the period during which each has served.

      Name                     Age      Position with the Company
      ----                     ---      -------------------------

      Morton H.  Kinzler        74      Chairman  of the  Board since  1980  and
                                        President and Chief Executive Officer since 1971.

      Russell M. Gifford        45      Executive Vice President since  December
                                        1997, Treasurer  since November 1986 and
                                        Chief  Financial  Officer  since  August
                                        1985.  Served as  Vice President of  the
                                        Company  from  March  1985  to  December
                                        1997.

      Alexander C. Kinzler      41      Executive Vice President  since December
                                        1997 and Secretary since  November 1986.
                                        Served as Vice President of the Company from November 1986 to December 1997.
                                        Director of the Company  since  December
                                        1999.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The following summary compensation table sets forth the annual compensation paid or accrued by the Company to the Chief Executive Officer and to executive officers whose annual compensation exceeded $100,000 for the fiscal year ended September 30, 1999 (collectively the "Named Executive Officers") for services during the fiscal years ended September 30, 1999, 1998 and 1997:

                                              Annual Compensation
                                       ---------------------------------
                                                                  Other
                                                                 Annual
          Name and                                               Compen-
     Principal Position          Year      Salary      Bonus      sation
-----------------------------  ------  -----------  ---------  ---------
Morton H. Kinzler               1999      $300,000   $100,000   $ 12,497
  Chairman of the Board,        1998       300,000       -        12,497
  President and Chief           1997       300,000     40,000     12,497
  Executive Officer

Russell M. Gifford              1999       190,000       -
  Executive Vice President,     1998       186,875       -
  Chief Financial Officer and   1997       176,250     25,000
  Treasurer

Alexander C. Kinzler            1999       187,500     75,000
  Executive Vice President,     1998       184,375       -
  Secretary and Director        1997       173,750     25,000


      Directors who are not officers of the Company receive an annual fee of $10,000 and are reimbursed for expenses incurred with respect to meeting attendance. The Chairmen of the Compensation and Audit Committees receive an additional $7,500 annual fee. The members of the Executive and Compensation Committees, other than the Chairmen, receive an additional $1,250 annual fee. The members of the Audit Committee, other than the Chairman, receive an additional $3,750 annual fee. In lieu of payment of such fees to Mr. Hazelhoff-Roelfzema, the Company reimburses him for certain expenses incurred in connection with his service as a director.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

      The following table sets forth information related to the number of shares of Common Stock acquired during the fiscal year ended September 30, 1999 by the Named Executive Officers pursuant to the exercise of stock options, the value realized by the Named Executive Officers on exercise of such stock options and the number and value of unexercised stock options held by the Named Executive Officers at the end of the fiscal year ended September 30, 1999:

                                                                 Number of                 Value of
                                                           Securities Underlying          Unexercised
                                                                Unexercised               In-the-Money
                                                                 Options at                Options at
                            Shares                           September 30, 1999        September 30, 1999
                         Acquired on        Value        -------------------------  -------------------------
                         Exercise (#)    Realized ($)    Exercisable/Unexercisable  Exercisable/Unexercisable
                         ------------    ------------    -------------------------  -------------------------
Alexander C. Kinzler         ----            ----             16,000/4,000                   - / -

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On April 17, 1998, the Company repurchased 5,100 shares of Common Stock from Mr. Martin Anderson, a Director and 7.1% shareholder of the Company, at a price of $16.625 per share, the closing price of the Common Stock on the American Stock Exchange on that day, for a total purchase price of $84,787.50.

      In June, 1995, the Company issued $2,000,000 of convertible notes due July 1, 2003 for an aggregate price of $2,000,000. $400,000 of such notes were purchased by Mr. Morton H. Kinzler, President, Chief Executive Officer and Chairman of the Board of Directors of the Company, $200,000 were purchased by Mr. Martin Anderson, a director of the Company, $200,000 were purchased by Dr. Joseph E. Magaro, a 16.4% shareholder of the Company, $100,000 were purchased by Dr. R. David Sudarsky, a 9.4% shareholder of the Company, and $1,000,000 were purchased by Ingalls and Snyder, a 5.9% shareholder of the Company. See "Security Ownership of Certain Beneficial Owners and Management", below. The notes are payable in 20 consecutive equal quarterly installments beginning in October 1998. Interest, which is adjusted quarterly to the greater of 10% per annum or 1% over the prime rate of interest, is payable quarterly. Throughout fiscal year 1999, the notes bore interest at the rate of 10% per annum. The notes are convertible into shares of Common Stock at a price of $20.00 per share, subject to adjustment for certain events including a stock split of, or stock dividend on, the Common Stock. The notes are redeemable, at the option of the Company, at premiums declining 1% annually, beginning in 1997, from 5% to 0% of the principal amount of the notes.

      The Company is contingently liable for a demand loan made by a Canadian bank in fiscal 1991 and renewed annually to Dr. Joseph E. Magaro, a 16.4% shareholder of the Company, in the amount of $100,000 in connection with the development of certain oil and gas properties in Canada in which he participated. The loan is secured by Dr. Magaro's interest in those oil and gas properties, the value of which, in the Company's opinion, far exceeds the amount of the loan. The annual rate of interest applicable to this loan is set by the Royal Bank of Canada. As of September 30, 1999, such rate of interest was 6.00%.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information as of December 6, 1999, with respect to the beneficial ownership of the Common Stock, the sole voting security of the Company, by (i) each person known to the Company who beneficially owns more than 5% of the Common Stock, (ii) each director and nominee of the Company, (iii) the Named Executive Officers and (iv) all directors and executive officers of the Company as a group.

                                                                  Amount and Nature of     Percent
          Name and Address of Beneficial Owner                  Beneficial Ownership (1)  of Class
-------------------------------------------------------         ------------------------  ---------
Joseph E. Magaro              401 Riversville Road                217,510  (2)            16.4%
                              Greenwich, Connecticut

R. David Sudarsky             3050 North Ocean Boulevard          124,600  (3)             9.4%
                              Ft. Lauderdale, Florida

---------------------------
(1) A person is deemed to be the beneficial owner of securities that such person can acquire as of and within the 60 days following the date of this table upon the exercise of options or rights of conversion. Each beneficial owner's percentage of ownership is determined by assuming that options or conversion rights that are held by such person (but not those held by any other person) and which are exercisable as of and within 60 days following the date of this table have been exercised. For purposes of the footnotes that follow, "currently exercisable" means options that are exercisable as of and within 60 days following the date of this table and "currently convertible" means conversion rights that are exercisable as of and within 60 days following the date of this table. Except as indicated in the footnotes that follow, shares listed in the table are held with sole voting and investment power.

(2) Includes a note in the principal amount of $140,000 that is currently convertible into 7,000 shares of Common Stock at a conversion price of $20.00 per share.

(3) Includes a note in the principal amount of $70,000 that is currently convertible into 3,500 shares of Common Stock at a conversion price of $20.00 per share.


                                                                  Amount and Nature of     Percent
          Name and Address of Beneficial Owner                   Beneficial Ownership **   of Class
-------------------------------------------------------         ------------------------  ---------
Morton H. Kinzler             1100 Alakea Street, Suite 2900            240,460  (4)         18.1%
                              Honolulu, Hawaii

Alan D. Hunter                44 Medford Place, S.W.                        400                *
                              Calgary, Alberta, Canada

Erik Hazelhoff-Roelfzema      1120, 639 Fifth Avenue S.W.                   400                *
                              Calgary, Alberta, Canada

William C. Warren             Roberts & Holland                          28,000               2.1%
                              Worldwide Plaza
                              825 Eighth Avenue
                              New York, New York

Daniel Jacobson               885 Third Avenue                            5,000                *
                              New York, New York

Martin Anderson               1099 Alakea Street, Suite 1800             93,945  (5)          7.1%
                              Honolulu, Hawaii

Glenn Yago, Ph.D.             1250 Fourth Street, 2nd Floor                 300                *
                              Santa Monica, California

Murray C. Gardner, Ph.D.      P. O. Box 1657                              2,200                *
                              Kamuela, Hawaii

Russell M. Gifford            1100 Alakea Street, Suite 2900              2,800                *
                              Honolulu, Hawaii

Alexander C. Kinzler          671 Puuikena Drive                         37,670  (6)          2.8%
                              Honolulu, Hawaii

Terry Johnston                201-5325 Cordova Bay Road                   1,000                *
                              Victoria, British Columbia, Canada

Ingalls & Snyder              61 Broadway                                80,300  (7)          5.9%
                              New York, New York

All directors and executive officers as a group (11 persons)            411,775  (8)         30.4%

---------------------------
 * Represents less than 1% of the outstanding shares of Common Stock of the Company.

**     See footnote 1 on previous page.

(4) Includes (i) a note in the principal amount of $280,000 that is currently convertible into 14,000 shares of Common Stock at a conversion price of $20.00 per share, and (ii) 11,000 shares of Common Stock held by an estate of which Mr. Kinzler is a co-executor, as to which shares Mr. Kinzler may be deemed to share voting and investment power. Mr. Kinzler disclaims beneficial ownership of the shares held by such estate.

(5) Includes a note in the principal amount of $140,000 that is currently convertible into 7,000 shares of Common Stock at a conversion price of $20.00 per share.

(6) Includes currently exercisable options to acquire 20,000 shares of Common Stock.

(7) Includes a note in the principal amount of $700,000 that is currently convertible into 35,000 shares of Common Stock at a conversion price of $20.00 per share.

(8) Includes currently exercisable options held by executive officers of the Company to acquire 20,000 shares of the Common Stock, and notes in the aggregate principal amount of $420,000 held by directors of the Company currently convertible into 21,000 shares of Common Stock at a conversion price of $20.00 per share.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section  16(a)  of the  Securities  Exchange  Act  of  1934  requires  the
Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of beneficial ownership on Forms 3, 4, and 5 with the Securities and Exchange Commission and any national securities exchange on which such equity securities are registered. Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file reports on Form 5 during the most recently completed fiscal year or prior years, the Company believes that all of its officers, directors and greater than 10% beneficial owners complied with all
Section 16(a) filing requirements applicable to them during the Company's most recently completed fiscal year.

                      SELECTION OF INDEPENDENT ACCOUNTANTS

      The Board of Directors of the Company has appointed KPMG LLP as the firm of independent public accountants to audit the accounts of the Company for the year ending September 30, 2000. This firm expects to have a representative available by telephone at the meeting who will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

      Any proposal submitted by a stockholder of the Company for action at the next Annual Meeting of Stockholders will not be included in the proxy material to be mailed to the Company's stockholders in connection with such meeting unless such proposal is received at the principal office of the Company no later than September 25, 2000.

                                     GENERAL

      No business other than those set forth in Item (1) and Item (2) of the Notice of Annual Meeting of Stockholders is expected to come before the meeting, but should any other matters requiring a vote of stockholders properly arise, including a question of adjourning the meeting, the persons named in the accompanying Proxy will vote thereon according to their best judgment in the best interests of the Company.

      Insofar as any of the information in this Proxy Statement may rest peculiarly within the knowledge of persons other than the Company, the Company has relied upon information furnished by such persons.

                       By Order of the Board of Directors,

                          /s/ Alexander C. Kinzler
                              --------------------
                              ALEXANDER C. KINZLER
                                    Secretary

Dated:   January 20, 2000

      Stockholders may obtain a copy, without charge, of the Company's Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission, by writing to Alexander C. Kinzler, Barnwell Industries, Inc., 1100 Alakea Street, Suite 2900, Honolulu, Hawaii 96813.

 Appendix A
----------

FRONT OF CARD


                                     PROXY

                           BARNWELL INDUSTRIES, INC.
        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned stockholder of Barnwell Industries, Inc., a Delaware corporation, hereby appoints Morton H. Kinzler and Alexander C. Kinzler, and each of them, attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to vote all the shares of Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Sheraton Shreveport Hotel, 1419 East 70th Street, Shreveport, Louisiana, on March 6, 2000, at 9:30 A.M., Central Standard time, and at any adjournment of such meeting, with all powers which the undersigned would possess if personally present:

                   (Continued and to be signed on reverse side)

-------------------------------------------------------------------------------

BACK OF CARD

     X    Please mark your votes as in this example.
   -----


1.  The election of the 10 Directors
    listed at right:
                                              Nominees: Morton H. Kinzler
 FOR all nominees     WITHHOLD AUTHORITY                Alan D. Hunter
 listed at right      to vote for all                   Erik Hazelhoff-Roelfzema
 (except as marked    nominees listed at                William C. Warren
 to the contrary)     right                             Daniel Jacobson
                                                        Martin Anderson
       -----                -----                       Glenn Yago
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR         Murray C. Gardner
ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH           Alexander C. Kinzler
THAT NOMINEE'S NAME IN THE LIST AT RIGHT.)              Terry Johnston





2. Upon any and all other business which may come before the meeting or any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement of the Company for the Annual Meeting and the Company's Annual Report to Stockholders for the fiscal year ended September 30, 1999.

This Proxy, when properly executed, will be voted in accordance with the specification made hereon. If not otherwise specified, this Proxy will be voted FOR the election of Board of Directors as proposed herein.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


SIGNATURE                  DATE        SIGNATURE                  DATE
         ------------------    --------         ------------------    -------
                                                  IF HELD JOINTLY

(Signature(s) should agree with name on stock certificate as stenciled hereon. Executors, administrators, trustees, etc., should so indicate when signing.)